   As filed with the Securities and Exchange Commission on December 13, 1996

                                                    Registration No. 333-
                                                                         -------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               ------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                          MINDSPRING ENTERPRISES, INC.
      ----------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

             DELAWARE                                    58-2113290
----------------------------------          -----------------------------------
   (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

                         1430 WEST PEACHTREE, SUITE 400
                            ATLANTA, GEORGIA  30309
                    (Address of principal executive offices)


     AMENDED AND RESTATED STOCK OPTION PLAN OF MINDSPRING ENTERPRISES, INC.
            MINDSPRING ENTERPRISES, INC. DIRECTORS STOCK OPTION PLAN
                           (Full title of the plans)

                               CHARLES M. BREWER
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          MINDSPRING ENTERPRISES, INC.
                         1430 WEST PEACHTREE, SUITE 400
                            ATLANTA, GEORGIA  30309
                                 (404) 815-0770
-------------------------------------------------------------------------------
(Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                          DAVID B.H. MARTIN, JR., ESQ.
                             NANCY J. KELLNER, ESQ.
                             HOGAN & HARTSON L.L.P.
                          555 THIRTEENTH STREET, N.W.
                          WASHINGTON, D.C.  20004-1109
                                 (202) 637-5600

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                               Proposed
                                                           maximum offering            Proposed
           Title of securities          Amount to be             price            maximum aggregate            Amount of
            to be registered             registered          per share (2)        offering price (2)     registration fee (2)
---------------------------------------------------------------------------------------------------------------------------------
              COMMON STOCK,
             PAR VALUE $.01             686,668 (1)              $4.81                $3,302,873                $1,001
=================================================================================================================================

(1) 616,668 shares of MindSpring Enterprises, Inc. Common Stock, par value $.01 per share ("Shares") are being registered pursuant to the Amended and Restated Stock Option Plan of MindSpring Enterprises, Inc., and 70,000 Shares are being registered pursuant to the MindSpring Enterprises, Inc. Directors Stock Option Plan.

(2) Estimated pursuant to Rule 457(c) and (h) solely for purposes of calculating the amount of the registration fee. The proposed maximum offering price per share was determined by calculating the weighted average exercise price of (i) 584,469 Shares being offered under outstanding options at a weighted average exercise price of $4.58 and (ii) 102,199 Shares being offered at an exercise price of $6.125 based on the average of the high and low prices per share of the Shares, on December 6, 1996, as reported on The Nasdaq Stock Market.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

                 The documents containing the information specified in Part I of Form S-8 will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.          INCORPORATION OF DOCUMENTS BY REFERENCE.

                 MindSpring Enterprises, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents filed by it with the Commission:

                 (a) The Registrant's final prospectus dated October 10, 1996 as filed with the Commission pursuant to Rule 424(b) of the Securities Act, which contains audited financial statements for the fiscal year ended December 31, 1995;

                 (b)      All reports filed with the Commission pursuant to
                          Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since December 31, 1995; and

                 (c) The description of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on March 1, 1996.

                 In addition, all documents and reports filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 4.          DESCRIPTION OF SECURITIES.

                 Not applicable. (The Common Stock is registered under Section 12 of the Exchange Act.)

ITEM 5.          INTERESTS OF NAMED EXPERTS AND COUNSEL.

                 Not applicable.


ITEM 6.          INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                 Under Section 145 of the Delaware General Corporation Law ("DGCL"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in nonderivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or are threatened to be made parties by reason of their serving or having served in such capacity. The DGCL provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the DGCL does not permit indemnification in any action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

                 The Amended and Restated Certificate of Incorporation of the Registrant contains provisions that provide that no director of the Registrant shall be liable for breach of fiduciary duty as a director except for (a) any breach of the director's duty of loyalty to the Registrant or its stockholders;
(b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (c) liability under Section 174 of the DGCL; or (d) any transaction from which the director derived an improper personal benefit. The Amended and Restated Certificate of Incorporation contains provisions that further provide for the indemnification of directors and officers to the fullest extent permitted by the DGCL. Under the Amended and Restated Bylaws of the Registrant, the Registrant is required to advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that the director or officer is not entitled to indemnification. In addition, the Registrant has entered into indemnity agreements with each of its directors pursuant to which the Registrant has agreed to indemnify the directors as permitted by the DGCL and has obtained directors and officers liability insurance.

                            *          *          *

                 Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 7.          EXEMPTION FROM REGISTRATION CLAIMED.

                 Not applicable.



 ITEM 8.          EXHIBITS.

                 Exhibit
                 Number           Description
                 ------           -----------
                 4.1              Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3(a) to the
                                  Registrant's Quarterly Report on Form 10-Q dated May 3, 1996 (File No. 0-27890), and incorporated herein by reference).

                 4.2              Amended and Restated Bylaws of the Registrant (filed as Exhibit 3(b) to the Registrant's Quarterly
                                  Report on Form 10-Q/A dated August 30, 1996 (File No. 0-27890), and incorporated herein by reference).

                 4.3              Form of Common Stock Certificate of the Registrant (filed as Exhibit 4 to the Registrant's
                                  Registration Statement on Form S-1 (File No. 333-00108), and incorporated herein by reference).

                 4.4              Amended and Restated Stock Option Plan of MindSpring Enterprises, Inc. (filed as Exhibit 10(u) to the Registrant's Registration Statement on Form S-1 (File No. 333-00108), and incorporated herein by reference).

                 4.5              MindSpring Enterprises, Inc. Directors Stock Option Plan (filed as Exhibit 10(w) to the
                                  Registrant's Registration Statement on Form S-1 (File No. 333-00108), and incorporated herein by reference).

                 5.1              Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

                 23.1             Consent of Arthur Andersen LLP.

                 23.2             Consent of Hogan & Hartson L.L.P. (included in their opinion filed as Exhibit 5.1 hereto).

                 24.1             Power of Attorney (included on signature pages).

ITEM 9.          UNDERTAKINGS.

                 (a)      The undersigned Registrant hereby undertakes:

                          (1)     To file, during any period in which offers or
sales are being made, a post-effective amendment to this Registration
Statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                 provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                          (2)     That, for the purpose of determining any
liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                          (3)     To remove from registration by means of a
post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                 (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (c) The undertaking concerning indemnification is as set forth under the response to Item 6.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia on the 13th day of December, 1996.

                                     MINDSPRING ENTERPRISES, INC.



                               BY:      /s/ Charles M. Brewer
                                     ---------------------------------------
                                     Charles M. Brewer
                                     Chairman and Chief Executive Officer




                               POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles M. Brewer and Michael S. McQuary, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                   DATE                              TITLE
               ---------

        /s/ Charles M. Brewer                Chairman, Chief Executive Officer and      December 13, 1996
 --------------------------------------      Director (Principal executive officer)
         Charles M. Brewer



        /s/ Michael S. McQuary               President, Chief Operating Officer and     December 13, 1996
 --------------------------------------                     Director
         Michael S. McQuary




        /s/ Michael G. Misikoff             Vice President, Chief Financial Officer,    December 13, 1996
 --------------------------------------        Secretary, Treasurer and Director
         Michael G. Misikoff                    (Principal financial officer and
                                                 principal accounting officer)


                 SIGNATURE                                   TITLE                             DATE
                 ---------                                   -----                             ----
        /s/ Campbell B. Lanier, III                         Director                    December 13, 1996
 --------------------------------------
         Campbell B. Lanier, III



        /s/ William H. Scott, III                           Director                    December 13, 1996
 --------------------------------------
         William H. Scott, III




        /s/ O. Gene Gabbard                                 Director                    December 13, 1996
 --------------------------------------
         O. Gene Gabbard

                                 EXHIBIT INDEX

 Exhibit
 Number         Description                                                                         Page
 ------    ----------------                                                                         ----
 4.1             Amended  and Restated  Certificate of Incorporation of  the Registrant (filed       *
                 as Exhibit 3(a) to the Registrant's Quarterly Report on Form
                 10-Q  dated  May 3,  1996  (File  No. 0-27890),  and  incorporated  herein by reference).

 4.2             Amended and Restated Bylaws of the Registrant  (filed as Exhibit 3(b) to  the       *
                 Registrant's Quarterly Report on Form 10-Q/A dated August 30, 1996 (File  No.
                 0-27890), and incorporated herein by reference).

 4.3             Form of  Common Stock Certificate of  the Registrant (filed  as Exhibit  4 to       *
                 the Registrant's  Registration Statement  on Form  S-1 (File  No. 333-00108),
                 and incorporated herein by reference).

 4.4             Amended and  Restated  Stock  Option  Plan  of MindSpring  Enterprises,  Inc.       *
                 (filed  as Exhibit 10(u)  to the Registrant's Registration  Statement on Form
                 S-1 (File No. 333-00108), and incorporated herein by reference).

 4.5             MindSpring Enterprises, Inc.  Directors Stock  Option Plan (filed as  Exhibit       *
                 10(w)  to the  Registrant's  Registration  Statement on  Form S-1  (File  No.
                 333-00108), and incorporated herein by reference).

 5.1             Opinion of Hogan  & Hartson L.L.P.  regarding the legality of  the securities being registered.

 23.1            Consent of Arthur Andersen LLP.

 23.2            Consent of  Hogan  &  Hartson L.L.P.  (included  in their  opinion  filed  as       *
                 Exhibit 5.1 hereto).

 24.1            Power of Attorney (included on signature pages).                                    *

* Incorporated by reference.